DELAWARE POOLED TRUST

The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
(each a "Fund")

Supplement to the Funds' Prospectuses dated June 30, 2004

Effective on September 24, 2004, as approved by the Funds' Board of Trustees, Delaware Management Company ("DMC") will serve as the investment manager of each Fund pursuant to an Investment Management Agreement. DMC will provide overall management of the daily business affairs of each Fund. Mondrian Investment Partners Ltd. (formerly Delaware International Advisers Ltd.) ("Mondrian") will continue to provide investment services to each Fund as sub-advisor to DMC pursuant to a sub-advisory agreement.

The following information amends the sections entitled Fund Officers and Portfolio Managers and Investment Advisors under the heading Management of the Fund on page 74 of the prospectus:

Robert Akester
Senior Portfolio Manager - Mondrian (The Emerging Markets Portfolio)
Prior to joining Mondrian in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Fiona A. Barwick
Senior Portfolio Manager - Mondrian (The International Equity Portfolio)
Ms. Barwick is a graduate of University College, London. She joined Mondrian in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.

Joanna Bates
Senior Portfolio Manager - Mondrian (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Mondrian in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Nigel Bliss
Portfolio Manager - Mondrian (The Labor Select International Equity Portfolio)
Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. He joined Mondrian in July 1995. He is an associate of the Institute of Investment Management & Research. Mr. Bliss has managed The Labor Select International Equity Portfolio since October 1, 2002.

Elizabeth A. Desmond
Director/Senior Portfolio Manager/Regional Research Director - Mondrian (The International Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Equity Portfolio since October 1999.

Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Mondrian (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio)
A graduate of the University of Warwick, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception and The International Equity Portfolio since March 1999.

John Kirk
Director/Senior Portfolio Manager - Mondrian (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Mondrian in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Emma R.E. Lewis
Senior Portfolio Manager - Mondrian (The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Labor Select International Equity Portfolio since October 2000.

Nigel G. May
Director/Senior Portfolio Manager/Regional Research Director - Mondrian (The International Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Mondrian in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Equity Portfolio since January 2001.

Christopher A. Moth
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currency - Mondrian (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Mondrian in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

David G. Tilles
Managing Director/Chief Executive Officer/Chief Investment Officer - Mondrian
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Mondrian in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Investment Advisor and Sub-Advisor

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Funds' Portfolios. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094.

Mondrian Investment Partners Ltd. ("Mondrian") furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios. Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. On September 4, 2004, Delaware International Advisers Ltd. was acquired by a venture comprised of certain members of Delaware International's management and a private equity firm, Hellman & Friedman, LLC. Immediately following this acquisition, Delaware International Advisers Ltd. was renamed Mondrian Investment Partners Ltd. Mondrian's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

Delaware International Advisers Ltd. previously acted as the sole investment advisor for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (the "International Portfolios"). In conjunction with the acquisition, shareholders for the International Portfolios approved a proposal on August 31, 2004 that provides for Delaware Management Company to serve as the investment manager of the International Portfolios pursuant to an Investment Advisory Agreement with each International Portfolio and for Mondrian to provide investment services to the International Portfolios as sub-advisor to Delaware pursuant to a new Sub-Advisory Agreement. Additionally, Delaware continues to act as the investment manager of the Fund's non-International Portfolios pursuant to Investment Advisory Agreements with the Fund.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub-advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

Investment Management
Fees Paid After Voluntary or Contractual Waivers
For the Fiscal Year Ended October 31, 2003

The Large-Cap Value Equity Portfolio	0.38%
The Large-Cap Growth Equity Portfolio	none
The Mid-Cap Growth Equity Portfolio	0.65%
The Small-Cap Value Equity Portfolio	0.64%
The Small-Cap Growth Equity Portfolio	0.75%
The Small-Cap Growth II Equity Portfolio	0.75%*
The Real Estate Investment Trust Portfolio	0.60%
The Real Estate Investment Trust Portfolio II	0.72%
The Global Equity Portfolio	0.50%
The International Equity Portfolio	0.75%**
The Labor Select International Equity Portfolio	0.75%**
The Emerging Markets Portfolio	1.00%**
The All-Cap Growth Equity Portfolio	0.62%
The Intermediate Fixed Income Portfolio	none
The Core Focus Fixed Income Portfolio	0.40%*
The High-Yield Bond Portfolio	0.08%
The Core Plus Fixed Income Portfolio	0.04%
The Global Fixed Income Portfolio	0.45%**
The International Fixed Income Portfolio	0.42%**

* This Portfolio has not been operating for a full fiscal year. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.

** The fee stated above is the fee for which Mondrian was paid serving as the Portfolio's investment manager, prior to September 24, 2004. Please see the chart below for the sub-advisory fee to be paid to Mondrian effective after September 24, 2004.

For its sub-advisory services to Fund, Mondrian is paid a sub-advisory fee of average daily net assets as follows:

The Emerging Markets Portfolio	0.75%
The Global Fixed Income Portfolio	0.30%
The International Equity Portfolio	0.36%
The International Fixed Income Portfolio	0.30%
The Labor Select International Equity Portfolio	0.30%

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware (or their affiliates or related entities) or Mondrian, Delaware or Mondrian may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

This Supplement is date September 24, 2004.